EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY

 ACT OF 2002.

In connection with the Annual Report on Form 10-K of Smack Sportswear, (the “Company”) for the year ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Danny Chan, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2019

/s/ Danny Chan

Danny Chan

Chief Executive Officer and Chief Financial

Officer (Principal Executive and Principal

Financial Officer)